===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)    August 3, 2004
                                                         ----------------------

                    GMAC Commercial Mortgage Securities, Inc.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                      333-115244                                                      23-2811925
-------------------------------------------------------          -----------------------------------------------------
               (Commission File Number)                                  (I.R.S. Employer Identification No.)

                200 Witmer Road, Horsham, Pennsylvania                                                          19044
----------------------------------------------------------------------- ----------------------------------------------
               (Address of Principal Executive Offices)                                                    (Zip Code)

                                                   (215) 328-3164
----------------------------------------------------------------------------------------------------------------------
                                (Registrant's Telephone Number, Including Area Code)

                                                   Not Applicable
----------------------------------------------------------------------------------------------------------------------
                            (Former Name or Former Address, if Changed Since Last Report)

===============================================================================

ITEM 5.           OTHER EVENTS

                  It is expected that during August 2004, the Registrant will cause the issuance and sale of various classes of Mortgage Pass-Through Certificates, Series 2004-C2 (the "Certificates") pursuant to a Pooling and Servicing Agreement, which will be entered into by and among the Registrant, GMAC Commercial Mortgage Corporation, as master servicer, Midland Loan Services Inc., as special servicer, LaSalle Bank National Association, as trustee and serviced companion loan paying agent, and ABN AMRO Bank N.V. as fiscal agent.

                  In connection with the sale of certain classes of the Certificates to the public (the "Publicly Offered Certificates"), the Registrant has been advised by Deutsche Bank Securities Inc., and Morgan Stanley & Co. Incorporated (each, an "Underwriter" and together, the "Underwriters"), that the Underwriters have furnished one or more prospective investors with certain materials attached hereto as Exhibits 99.1 that constitute "Computational Materials" (as defined in the no-action letter made available May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter made available May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter made available February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association.

                  The materials attached hereto have been prepared and provided to the Registrant by one or more of the Underwriters. The information such material is preliminary and may be superseded by the Prospectus Supplement relating to the Publicly Offered Certificates and by any other information subsequently filed with the Securities and Exchange Commission. To the extent any materials previously filed by the Registrant with respect to the Publicly Offered Certificates are inconsistent with the materials attached hereto, such previously filed materials are superseded by the materials attached hereto.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

                  (a)      Financial Statements of Business Acquired

                  Not applicable

                  (b)      Pro Forma Financial Information

                  Not applicable

                  (c)      Exhibits.

                           99.1 Certain materials constituting Computational Materials and/or ABS Term Sheets prepared and disseminated in connection with the expected sale of the Publicly Offered Certificates of the Registrant.

                                SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                                    (Registrant)


Dated:  August 3, 2004

                                    By:     /s/ David Lazarus
                                    -------------------------------------
                                    Name:   David Lazarus
                                    Title:  Vice President

                                INDEX TO EXHIBITS



Exhibit
No.                  Document Description
---                  --------------------
99.1                 Certain materials constituting Computational Materials and/or ABS Term Sheets prepared and disseminated in connection with the expected sale of the Publicly Offered Certificates of the
                     Registrant.